                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 19, 2003
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                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

                                    000-24131
                            ------------------------
                            (Commission File Number)

                    8301 MARYLAND AVENUE, ST. LOUIS, MISSOURI
                    -----------------------------------------
                    (Address of Principal Executive Offices)

                                   11-2250305
                        ---------------------------------
                        (IRS Employer Identification No.)

                                      63105
                                   ----------
                                   (Zip Code)

                                 (314) 290-2000
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               (Registrant's Telephone Number Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

        EXHIBIT NO.                     DESCRIPTION
        -----------                     -----------
           99.1              Press Release dated August 19, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 19, 2003, Registrant issued a press release announcing its third quarter 2003 earnings, a copy of which is attached hereto as Exhibit 99.1.

The information furnished in this Form 8-K, including Exhibit No. 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference to such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 20, 2003                  By:  /s/ John J. Rezich
                                             John J. Rezich
                                             Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------
   99.1                Press Release dated August 19, 2003